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DEED OF TRUST

THIS DEED of TRUST made this 1st day of October, 2009, by and between

GRANTOR	TRUSTEE	BENEFICIARY
BMTS Properties, Inc.	Trustee County of	Valor Invest Ltd..
	Arapahoe	General-Guisan Quai 36
	State of Colorado	Zurich 8002 Switzerland

The designation Grantor, Trustee, and Beneficiary as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, That whereas the Grantor is indebted to the Beneficiary in the principal sum of Two Hundred Thousand and 00/100 Dollars ($ 200,000.00) , as evidenced by a Secured Promissory Note (the “Note”) of even date herewith, the terms of which are incorporated herein by  reference.  The final due date for payment of said Note, if not sooner paid is February 28, 2010.

NOW, THEREFORE, as security for said indebtedness, advancements and other sums expended by Beneficiary pursuant to this Deed of Trust and costs of collection (including attorneys fees as provided in the Note) and other valuable consideration, the receipt of which is hereby acknowledged, the Grantor has bargained, sold, given, granted and conveyed and does by these presents bargain, sell,  give,  grant and  convey to said Trustee,  his  heirs,  or successors, and Assigns, the parcel(s) of land situated in the City of Aurora, Arapahoe County, Colorado,  (the “Premises”) and more particularly described as follows:

      See Attached Exhibit A

TO HAVE AND TO HOLD said Premises with all privileges and appurtenances thereunto belonging, to said Trustee, his heirs, successors, and assigns forever, upon the trusts, terms and conditions, and for the uses hereinafter set forth.

If the Grantor shall pay the Note secured hereby in accordance with its terms, together with interest thereon, and any renewals or extensions  thereof  in  whole or  in  part, all  other  sums  secured  hereby and  shall  comply with all  of  the  covenants, terms and conditions of this Deed of Trust, then this conveyance shall be null and void and may be canceled of record at the request and the expense of the Grantor.

If, however, there shall be any default (a) in the payment of any sums due under the Note, this Deed of Trust or any other instrument securing the Note and such default is not cured within ten (10) days from the due date, or (b) if there shall be default in any of the other covenants, terms or conditions of the Note secured hereby, or any failure or neglect to comply with the covenants, terms or conditions contained in the Deed of Trust or any other instrument securing the Note and such default is not cured within fifteen (15) days after written notice, then and in any of such events, without further notice, it shall be lawful for and the duty of the Trustee, upon request of the Beneficiary, to sell the land herein conveyed at public auction for cash, after having first giving such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and giving such notice and advertising the time and place of such sale in such manner as may then be provided by law, and upon such and any resales and upon compliance with the law then relating to foreclosure proceedings under power of sale to convey title to the purchaser in as full and ample manner as the Trustee is empowered.  The Trustee shall be authorized to retain an attorney to represent him in such proceedings.

The proceeds of the Sale shall after the Trustee retains his commission, together with reasonable attorneys fees incurred by the Trustee in such proceedings, be applied to the costs of sale, including, but not limited to, costs of collection, taxes, assessments, costs of recording, service fees and incidental expenditures, the amount due on the Note hereby secured and advancements and other sums expended by the Beneficiary according to the provisions hereof and otherwise as required by the then existing law relating to foreclosures.  The Trustee’s commission shall be five percent (5%) of the gross proceeds of the sale or the minimum sum of $1,500.00 whichever is greater, for a completed foreclosure.  In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by Trustee, including reasonable attorneys fees, and a partial commission computed on five per cent (5%) of the outstanding indebtedness or the above stated minimum sum, whichever is greater, in accordance with the following schedule, to-wit; one-fourth (1/4) thereof before the Trustee issues a notice of hearing on the right to foreclosure; one-half (1/2) thereof after issuance of said notice, three-fourths (3/4) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

And the said Grantor does hereby covenant and agree with the Trustee as follows:

1.  INSURANCE.  Grantor shall keep all improvements on said land, now or hereafter erected, constantly insured for the benefit of the Beneficiary against loss by fire, windstorm and such other casualties and contingencies, in such manner and in such companies and for such amounts, not less than that amount necessary to pay the sum secured by this Deed of Trust, and as may be satisfactory to the Beneficiary.  Grantor shall purchase such insurance, pay all premiums therefore, and shall deliver to Beneficiary such policies along with evidence of premium payments as long as the Note secured hereby remains unpaid.  If Grantor fails to purchase such insurance, pay premiums therefore or deliver said policies along with evidence of payment of premiums thereon, then Beneficiary, at his option, may purchase such insurance.  Such amounts paid by Beneficiary shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.  All proceeds from any insurance so maintained shall at the option of Beneficiary be applied to the debt secured hereby and if payable in installments, applied in the inverse order of maturity of such installments or to the repair or reconstruction of any improvements located upon the Property.

2.  TAXES, ASSESSMENTS, CHARGES.  Grantor shall pay all taxes, assessments and charges as may be lawfully levied against said Premises within thirty (30) days after the same shall become due.  In the event that Grantor fails to so pay all taxes, assessments and charges as herein required, then Beneficiary, at his option, may pay the same and the amounts so paid shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.

3.  ASSIGNMENTS OF RENTS AND PROFITS.  Grantor assigns to Beneficiary, in the event of default, all rents and profits from the land and any improvements thereon, and authorizes Beneficiary to enter upon and take possession of such land and improvements, to rent same, at any reasonable rate of rent determined by Beneficiary, and after deducing from and such rents the cost of reletting and collection, to apply the remainder to the debt secured hereby.

4.  PARTIAL RELEASE.  Grantor shall not be entitled to the partial release of any of the above described property unless a specific provision providing therefore is included in this Deed of Trust.  In the event a partial release provision is included in this Deed of Trust, Grantor must strictly comply with the terms thereof.  Notwithstanding anything therein contained, Grantor shall not be entitled to any release of property unless Grantor is not in default and is in full compliance with all of the terms and provisions of the Note, this Deed of Trust, and any other instrument that may be securing said Note.

5.  WASTE.  The Grantor covenants that he will keep the Premises herein conveyed in as good order, repair and condition as they are now, reasonable wear and tear excepted, and will comply with all governmental requirements respecting the Premises or their use, and that he will not commit or permit any waste.

6.  CONDEMNATION.  In the event that any or all of the Premises shall be condemned and taken under the power of eminent domain, Grantor shall give immediate written notice to Beneficiary and Beneficiary shall have the right to receive and collect all damages awarded by reason of such taking, and the right to such damages hereby is assigned to Beneficiary who shall have the discretion to apply the amount so received, or any part thereof, to the indebtedness due hereunder and if payable in installments, applied in the inverse order of maturity of such installments, or to any alteration, repair or restoration of the Premises by Grantor.

7.  WARRANTIES.  Grantor covenants with Trustee and Beneficiary that the BMTS Properties, Inc. is seized of the Premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that he will warrant and defend the title against the lawful claims of all persons whomsoever, except for the exceptions hereinafter stated.  Title to the property hereinabove described is subject to the following exceptions:

Deed of Trust dated June 7, 2004, between Community Builders, Inc. and The City of Aurora Community Development Division c/o Brownsfields Clean Up Revolving Loan Fund as extended pursuant to an Extension of Deed of Trust dated June 6, 2007.

8.  SUBSTITUTION OF TRUSTEE.  Grantor and Trustee covenant and agree to and with Beneficiary that in case the said Trustee, or any successor trustee, shall die, become incapable or acting, renounce his trust, or for any reason the holder of the Note desires to replace said Trustee, then the holder may appoint, in writing, a trustee to take the place of the Trustee; and upon the probate and registration of the same, the trustee thus appointed shall succeed to all rights, powers and duties of the Trustee.

XٱX  The following paragraph, 9, sale of premises, shall not apply unless the block to the left margin of this sentence is marked and/or initialed.

9.  SALE OF PREMISES.  Grantor agrees that if the Premises or any part thereof or interest there is sold, assigned, transferred, conveyed or otherwise alienated by Grantor, whether voluntarily or involuntarily or by operation of law (other than: (i)the creation of a lien or other encumbrance subordinate to this Deed of Trust, which does not relate to a transfer of rights of occupancy in the Premises; (ii)the creation of a purchase money security interest for household appliances; (iii)a transfer by devise, descent, or operation of law on the death of a joint tenant or tenant by entirety; (iv)the grant of a leasehold interest of three(3) years or less not containing an option to purchase; (v)a transfer to a relative resulting from the death of a Grantor; (vi) a transfer where the spouse of children of the Grantor become the owner of the Premises; (vii) a transfer resulting from a decree of a dissolution of marriage, legal separation agreement, or from an incidental property settlement agreement by which the spouse of the Grantor becomes an owner of the Premises; (viii)a transfer into an inter vivos trust in which the Grantor is and remains a beneficiary and which does not relate to a transfer of rights of occupancy in the Premises), without the prior written consent of Beneficiary, Beneficiary, at its own option, may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable.  Any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises, including the sale, conveyance or disposition of a majority interest in the Grantor if a corporation or partnership, whether or not of record and whether or not for consideration, shall be deemed to be the transfer of an interest in the Premises.

10.  ADVANCEMENTS.  If Grantor shall fail to perform any of the covenants or obligations contained herein or in any other instrument given as additional security for the Note secured hereby, the Beneficiary may, but without obligation, make advances to perform such covenants or obligations, and all such sums so advanced shall be added to the principal sum, shall bear interest at the rate provided in the Note secured hereby for sums due after default and shall be due from Grantor on demand of the Beneficiary.

No advancement or anything contained in this paragraph shall constitute a waiver by Beneficiary or prevent such failure to perform from constituting an event of default.

11.  INDEMNITY.  If any suit or proceeding be brought against the Trustee or Beneficiary or if any suit or proceeding be brought which may affect the value or title of the Premises, Grantor shall defend, indemnify and hold harmless and on demand reimburse Trustee of Beneficiary from any loss, cost, damage or expense and any sums expended by Trustee or Beneficiary shall bear interest as provided in the Note secured hereby for sums due after default and shall be due and payable on demand.

12.  WAIVERS.  Grantor waives all rights to require marshalling of assets by the Trustee or Beneficiary.  No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy arising under the Note or this Deed of Trust shall be deemed a waiver of any default or acquiescence therein or shall impair or waive the exercise of such right, power or remedy by Trustee or Beneficiary at any other time.

13.  CIVIL ACTION.  In the event that the Trustee is named as a party to any civil action as Trustee in this Deed of Trust, the Trustee shall be entitled to employ an attorney at law, including himself, if he is a licensed attorney, to represent him in said action and the reasonable attorney’s fee of the Trustee in such action shall be paid the Beneficiary and added to the principal of the Note secured this Deed of Trust and bear interest at the rate provided in the Note for sums due after default.

14.  PRIOR LIENS.  Default under the terms of any instrument secured by a lien to which this Deed of Trust is subordinate shall constitute default hereunder.

15.  OTHER TERMS.

IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed authority of its Board of Directors, the day and year first above written.

BMTS Properties, Inc.

By:___/s/ Donald G. Cox, Jr. ____________(Seal)

Donald G. Cox, Jr., President

State of Colorado
County of Douglas

I, Danielle Ivy, a Notary Public for State and County aforesaid, certify that Donald G. Cox, Jr. personally appeared before me this day and acknowledged that he is the President of BMTS Properties, Inc. and further acknowledged the due execution of this Deed of Trust on behalf of the Company.

Witness my hand and official stamp or seal, this 1st day of October, 2009.

____/s/ Danielle Ivy

Danielle Ivy, Notary Public

(type or print name)
My Commission Expires: ___09-04-2011